EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Helaine M. Kaplan, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the CD 2017-CD6 Mortgage Trust (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer, LNR Partners, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant, National Tax Search, LLC, as Servicing Function Participant, Wells Fargo Bank, National Association, as Primary Servicer for the Gurnee Mills Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Gurnee Mills Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Gurnee Mills Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Gurnee Mills Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Gurnee Mills Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Gurnee Mills Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Gurnee Mills Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Gurnee Mills Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Cleveland East Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Cleveland East Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Cleveland East Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Cleveland East Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Cleveland East Mortgage Loan, Trimont Real Estate Advisors, LLC, as Operating Advisor for the Cleveland East Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Cleveland East Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Cleveland East Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Colorado Center Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Colorado Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Colorado Center Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Colorado Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Colorado Center Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Colorado Center Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Colorado Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Integrated Health Campus Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Integrated Health Campus Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Integrated Health Campus Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Integrated Health Campus Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Integrated Health Campus Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Corporate Woods Portfolio Mortgage Loan, KeyBank National Association, as Special Servicer for the Corporate Woods Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Corporate Woods Portfolio Mortgage Loan, Citibank, N.A., as Certificate Administrator for the Corporate Woods Portfolio Mortgage Loan, Citibank, N.A., as Custodian for the Corporate Woods Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Corporate Woods Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Corporate Woods Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Corporate Woods Portfolio Mortgage Loan, U.S. Bank, National Association, as Servicing Function Participant for the Corporate Woods Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Burbank Office Portfolio Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Burbank Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Burbank Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Burbank Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Burbank Office Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Burbank Office Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Burbank Office Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Burbank Office Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the U-Haul SAC Portfolios 14, 15, 17 Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the U-Haul SAC Portfolios 14, 15, 17 Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the U-Haul SAC Portfolios 14, 15, 17 Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the U-Haul SAC Portfolios 14, 15, 17 Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the U-Haul SAC Portfolios 14, 15, 17 Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the IRG Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the IRG Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the IRG Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the IRG Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the IRG Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Station Place III Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Station Place III Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Station Place III Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Station Place III Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Station Place III Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Moffett Place Building 4 Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Moffett Place Building 4 Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Moffett Place Building 4 Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Moffett Place Building 4 Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Moffett Place Building 4 Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Covance Business Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Covance Business Center Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Covance Business Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Covance Business Center Mortgage Loan, and Pentalpha Surveillance LLC, as Operating Advisor for the Covance Business Center Mortgage Loan.

Dated: March 20, 2018

/s/ Helaine M. Kaplan

President

(senior officer in charge of securitization of the depositor)